Exhibit 10.1

Lock-Up Agreement

January 4, 2018

Ladenburg Thalmann & Co. Inc.

570 Lexington Avenue

11th Floor

New York, New York 10022

Re:       Public Offering of Eyenovia, Inc.

Ladies and Gentlemen:

The undersigned, an officer, director or holder of common stock, par value $0.0001 per share (“Common Stock”), or rights to acquire Common Stock, of Eyenovia, Inc. (the “Company”), understands that Ladenburg Thalmann & Co. Inc., as the underwriter (“you” or “your”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Offering”) of shares of Common Stock (the “Securities”), pursuant to a registration statement on Form S-1 (as amended, the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the Company’s and your intention to enter into the Underwriting Agreement and to proceed with the Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company and you that, without your prior written consent, the undersigned will not, during the period commencing from the date of the preliminary prospectus and ending one hundred eighty (180) days (the “Lock-Up Period”) after the date of the final prospectus relating to the Offering (the “Prospectus”), directly or indirectly: (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially or may be deemed to be beneficially owned (as defined in Rule 13d-3(a)(2) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to do any of the foregoing.

The restrictions in the immediately preceding paragraph shall not apply to:

(a) the sale of the Securities to be sold pursuant to the Underwriting Agreement;

(b) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (i) as a bona fide gift, or gifts, (ii) to an immediate family member or a trust for the direct or indirect benefit of the undersigned or such immediate family member of the undersigned, (iii) by will or intestacy, or (iv) pursuant to a qualified domestic order or in connection with a divorce settlement; provided, that the transferee shall sign and deliver a letter agreement substantially in the form of this letter agreement prior to such transfer;

(c) equity securities issued pursuant to the Company’s equity incentive plans in effect as of the date hereof or pursuant to bona fide equity incentive plans hereafter established, and the exercise of options granted under the Company’s equity incentive plans; provided that the shares of Common Stock delivered upon such exercise are subject to the restrictions set forth in the immediately preceding paragraph;

(d) transfers of shares of Common Stock to the Company (i) as forfeitures to satisfy tax withholding and remittance obligations of the undersigned in connection with the vesting or exercise of equity awards granted pursuant to the Company’s equity incentive plans, or (ii) pursuant to a net exercise or cashless exercise by the stockholder of outstanding equity awards pursuant to the Company’s equity incentive plans;

(e) the establishment of a trading plan that complies with Rule 10b5-1 under the Exchange Act; provided, however, that (i) the restrictions shall apply in full force to sales or other dispositions pursuant to such Rule 10b5-1 plan during the Lock-Up Period and (ii) no public announcement or disclosure of entry into such Rule 10b5-1 plan is made or required to be made, including any filing with the SEC under Section 13 or Section 16 of the Exchange Act;

(f) transfers of shares of Common Stock to a charity or education institution;

(g) if the undersigned is or, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Common Stock to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be;

(h) transactions relating to the Common Stock acquired in open market transactions after the completion of the Offering; and

(i) the transfer of Common Stock pursuant to a change of control of the Company after the Offering, that has been approved by the independent members of the Company’s board of directors, provided, that in the event that such change of control is not completed, the Securities owned by the undersigned shall remain subject to the restrictions herein. For purposes of this clause (i), “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Securities the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company;

provided that, in the case of clauses (b), (f), (g) and (h), no filing under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock or other public announcement shall be required or voluntarily made by the undersigned or the recipient during the Lock-Up Period (other than a filing on Form 5 and any required Schedule 13G (or 13G/A) or Form 13F filing); provided further that, in the case of any transfer or distribution pursuant to clauses (b), (f) and (g), (1) the recipient agrees to be bound in writing by the same restrictions set forth herein for the duration of the Lock-Up Period and (2) any such transfer shall not involve a disposition for value.

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this letter agreement upon the earlier to occur of: (i) the Registration Statement does not become effective and the Company files with the SEC a notice of withdrawal of the Registration Statement pursuant to Rule 477 of the Securities Act of 1933, as amended, (ii) the Underwriting Agreement does not become effective by February 28, 2018, or, if after becoming effective, the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Company provides written notice to you that the Company does not intend to proceed with the Offering.

The undersigned, whether or not participating in the Offering, understands that you are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this letter agreement.

If the undersigned is an officer or director of the Company, (i) you agree that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, you will notify the Company of the impending release or waiver, and (ii) the Company shall agree in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by you hereunder with respect to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Signature: /s/ Shuhei Yoshida

Print Name: Shuhei Yoshida